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                                                                     Exhibit 3.9

                            CERTIFICATE OF FORMATION

                                       OF

                            EDUCATIONAL REVIEWS, LLC


      This Certificate of Formation of Educational Reviews, LLC (the "LLC"), dated February 12, 1997, is being duly executed and filed by Eric G.Kevorkian, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. Section 18-101, et seq.)

      FIRST. The name of the limited liability company formed hereby is Educational Reviews, LLC.

      SECOND. The address of the registered office of the LLC in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle.

      THIRD. The name and address of the registered agent for service of process of the LLC in the State of Delaware is The Corporation Trust Company c/o the Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                               /s/ Eric G. Kevorkian, Esq.
                                               ----------------------------
                                               Name: Eric G. Kevorkian, Esq.
                                               Authorized Person




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                            CERTIFICATE OF AMENDMENT

                                       OF

                            CERTIFICATE OF FORMATION

                                       OF

                            EDUCATIONAL REVIEWS, LLC

1.    The name of the limited liability company is Educational Reviews, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

            FIRST: The name of the limited liability company formed hereby is
                   Oakstone Publishing, LLC.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Educational Reviews, LLC this 28 day of October, 1998.

                                                /s/ Paul J. Crecca
                                                ------------------------------
                                                Paul J. Crecca
                                                Authorized Person